Exhibit 99.2

AT THE COMPANY:	IR INQUIRIES:
Robert Elliott	Charles Messman, Todd Kehrli
Chief Marketing Officer	MKR Group
949-362-5800	323-468-2300
relliott@smithmicro.com	ir@mkr-group.com

SMITH MICRO SOFTWARE ANNOUNCES PROPOSED SHELF REGISTRATION
STATEMENTS
Aliso Viejo, CA, August 3, 2009— Smith Micro Software, Inc. (NASDAQ:SMSI) announced today that it intends to file a universal shelf Registration Statement on Form S-3 and an acquisition shelf Registration Statement on Form S-4 with the Securities and Exchange Commission within the next 30 days. The company has no immediate plans or current commitments to raise capital under the universal shelf on Form S-3 or utilize the shelf Form S-4 for an acquisition transaction. The terms of any offerings under these shelf registrations will be determined at the time of the offering and disclosed in a prospectus supplement filed with the Securities and Exchange Commission.
Once declared effective by the Securities and Exchange Commission, the universal shelf on Form S-3 will permit Smith Micro to sell, in one or more public offerings, up to 4,000,000 shares of its Common Stock. The acquisition shelf registration statement on Form S-4 will, once declared effective, enable Smith Micro to issue up to 1,000,000 shares of its Common Stock in one or more acquisition transactions that the Company may make from time to time. These transactions may include the acquisition of assets, businesses or securities, whether by purchase, merger or any other form of business combination.
“Although Smith Micro does not have any current plans to raise capital or to utilize registered stock for an acquisition transaction, we believe that the universal shelf and the acquisition shelf registration statements will provide a benefit to Smith Micro and our shareholders by enabling us to take advantage of favorable market conditions in capital raising transactions and to facilitate and expedite opportunistic acquisition and growth activities,” said William W. Smith, Jr., President and CEO of Smith Micro Software.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.

About Smith Micro Software, Inc.:
Smith Micro Software, Inc., headquartered in Aliso Viejo, California, with offices in Europe and Asia, develops mobility solutions that enable seamless broadband connectivity and next generation media and mobile convergence products over wireless networks. Smith Micro’s complete lines of products are available through our sales groups, direct from our websites, retail distributors, and value-added resellers. Smith Micro’s common stock trades on the NASDAQ Global Market under the symbol SMSI. For more information, please visit: www.smithmicro.com.
Safe Harbor Statement: This release may contain forward-looking statements that involve risks and uncertainties. Among the important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are changes in demand for our products from our customers and their end-users, new and changing technologies, customer acceptance of those technologies, new and continuing adverse economic conditions, and the company’s ability to compete effectively with other software companies. These and other factors discussed in the company’s filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management regarding future events and business performance as of the date of this release, and the company does not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release. Smith Micro expressly disclaims any current intention or obligation to update any forward-looking statement in this press release to reflect future events or changes in facts assumed or affecting the forward-looking statements contained in this press release.
Smith Micro, Smith Micro logo are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective companies.